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                                                                  EXHIBIT 10.5.1


                  THIRD AMENDMENT TO THE AMENDED AND RESTATED
                             EAGLE BANCSHARES, INC.
                   1994 DIRECTORS STOCK OPTION INCENTIVE PLAN


         THIS THIRD AMENDMENT to the Eagle Bancshares, Inc. Amended and Restated 1994 Directors Stock Option Incentive Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Eagle Bancshares, Inc. (the "Corporation"), to be effective as noted below.

                             W I T N E S S E T H :

         WHEREAS, the Corporation sponsors and maintains the Plan for the benefit of its directors and their beneficiaries, and, pursuant to Section 8.2 thereof, the Board of Directors of the Association has the right to amend the Plan at any time; and

         WHEREAS, the Corporation wishes to amend the Plan for the purpose of increasing the number of shares covered by the Plan, increasing the number of shares that may be granted to directors under the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       I.

         Article 4 of the Plan is amended effective as of June 5, 2001, to read as follows:

                                   ARTICLE 4

                                     Stock

         The stock subject to the Options and other provisions of this Plan shall be authorized but unissued or reacquired shares of Common Stock. Effective June 5, 2001, subject to readjustment in accordance with the provisions of Article 8, the total number of shares of Common Stock which may be granted to, or for which options may be granted to, persons participating in the Plan, shall not exceed in the aggregate 82,500 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under this Plan.

                                      II.

         All other provisions of the Plan not inconsistent are hereby confirmed and ratified.

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         IN WITNESS WHEREOF, this Third Amendment to the Plan has been executed by the Corporation and its corporate seal attached hereto this 11 day of June, 2001.


                                CORPORATION:

[BANK SEAL]                     EAGLE BANCSHARES, INC.



                                By: /s/ C. Jere Sechler, Jr.
                                    ----------------------------

                                Title: Chairman, President & CEO
                                       -------------------------

ATTEST

By: /s/ Betty Petrides
    ---------------------------

Title: Executive Vice President
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